--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                  Balanced Fund
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Balanced Fund

* An excellent economic environment benefited domestic stocks and bonds, but a currency crisis in Asia depressed international returns.

* Your fund's 7.12% and 18.97% 6- and 12-month gains, respectively, somewhat trailed benchmark returns due to comparatively high international exposure.

* Falling interest rates made financial and utility stocks top performers, while technology stocks faltered. Corporate bonds and long-term Treasuries contributed to performance.

* International equity performance was highly divergent, with Japan and other Asian markets falling while Europe's markets held steady.

* We are cautious that volatility could increase and returns could be more modest. We plan to maintain a neutral asset mix.

Fellow Shareholders

     An excellent economic environment helped the domestic stock and bond markets post strong results for the year ended December 31, 1997. The Standard & Poor's 500 Stock Index's 33%-plus return capped an unprecedented three-year string of returns above 20%, while the Lehman Brothers Aggregate Bond Index finished the year with a near 10% gain. Only an escalating currency crisis in Southeast Asia, which depressed stock market returns around the globe, diminished a very bright year.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                     6 Months         12 Months
--------------------------------------------------------------------------------
Balanced Fund                                 7.12%            18.97%
Lipper Balanced Fund Index                    7.96             20.05
Combined Index Portfolio *                    9.19             23.66

* An unmanaged portfolio of 60% stocks (S&P 500) and 40% bonds (Lehman Brothers Aggregate Index).
================================================================================

     Your fund ended the period with a 7.12% six-month gain and an 18.97% advance for the full year. These results slightly trailed those of the Lipper Balanced Fund Index for both periods, and also fell behind the gains of the Combined Index Portfolio, an unmanaged blend of the S&P 500 and the Lehman Brothers Aggregate Bond Index. The difference was largely due to the fund's 15% stake in international stocks, which significantly underperformed their domestic counterparts for the year. While our international holdings performed much better than the Morgan Stanley Europe, Australasia, Far East Index, they nonetheless held back the portfolio's relative performance. The Combined Index Portfolio has no international equity exposure, and the Lipper Balanced Fund Index in general has a more moderate stake in foreign equities.

     Our core strategy is to maintain a well-diversified portfolio with exposure to a wide range of asset classes, including international equities and high-yield bonds. While the degree of exposure to these secondary asset classes will vary, their presence in the portfolio will not. The principle behind our asset allocation is that holding a variety of asset classes, whose performances are at least somewhat uncorrelated, will reduce overall volatility. In periods where the fund's dominant asset classes outperform by a large margin, as the S&P 500 has for the past several years, diversification reduces returns.

Market Environment

     The three-year period ended December 31, 1997, was spectacular for U.S. stocks, with the S&P 500 advancing more than 125%. In the past year alone, stocks gained 33.36%-the eleventh-best return since 1926. These gains have come in an era of almost ideal economic conditions, where inflation has remained low despite strong economic growth and low unemployment. Corporate earnings gains, particularly among large-cap stocks, have been attractive, and healthy investor demand for long-term growth has also pushed stocks ahead.

     [Line graph showing yields for the 30-year Treasury bond, the 5-year Treasury Note, and the 90-day Treasury bill from 12/31/96 to 12/31/97.]

     These circumstances have also benefited the domestic bond market. After the Fed raised interest rates in March 1997, long-term interest rates flattened and then fell sharply, fueling a strong rally in the bond market in the summer and fall. The yield on the benchmark 30-year Treasury bond fell nearly 100 basis points in the second half, and in 1998 fell to its lowest point since the bond was introduced in 1977.

     The stock market rally did not cross the oceans. In the second half, many foreign markets fell, led by disastrous declines in Southeast Asia. Steep currency devaluations in Korea, Thailand, and elsewhere in the region sparked an investor panic (short-lived, in the case of the U.S. and Europe) and significantly strengthened the U.S. dollar, which reduces the performance of foreign holdings for domestic investors. Long-term U.S. Treasuries, however, benefited from global demand for relatively safe, liquid investments denominated in dollars in the wake of the crisis. The full economic impact in Southeast Asia is yet to be determined, but the expected bankruptcies, layoffs, and other restructurings will surely depress these countries and the nations that do business with them. Fortunately, not all overseas markets were poor performers. Our U.K. holdings appreciated 20% in the second half, and some other European markets advanced as well.

     Partly in response to Asia and partly to concern over the sustainability ofcorporate earnings, domestic stock market volatility significantly increased in 1997, especially in the second half. For the year, the stock market either gained or lost two percentage points in a single session 15 times-that's about 6% of the trading days. In contrast, this happened only three times in 1996. History suggests that it is normal to expect such large swings about seven times a year. One advantage of a balanced fund is that sizable holdings in less volatile, fixed income securities tend to offset some of the price swings in equities. Volatility tends to be self-perpetuating-high volatility in one period tends to lead to high volatility in the next. We believe this portfolio is well positioned for that future.

Portfolio Highlights

     [Security Diversification pie chart with the following slices: Large-Cap Stocks 47%, International Stocks 13%, Treasury and Agency Bonds 15%, Mortgaged-Backed Securities 7%, Corporate Bonds 18%. Based on net assets as of 12/31/97.]

     Falling interest rates made financial and utility stocks among the best performers in the second half. In general, declining interest rates help boost earnings for banks and other intermediaries by reducing costs. In addition, several of our bank holdings, such as Summit Bancorp and SouthTrust, benefited from the continuing consolidation trend infinancial services. Although these companies were not acquired, shares in well-run regional banks advanced as potential targets became more scarce. Shares of the institutional brokerage firm Salomon soared over 50% when it was acquired by Travelers Group.

     For the first time in a while, utilities were strong performers. These stocks typically benefit when rates decline, because their dividend yields become more competitive with prevailing interest rates. Renewed progress on industry deregulation and clearer ideas of the potential outcomes removed a cloud over electric utilities, and our holdings in Unicom advanced. Elsewhere, telephone utilities improved considerably. Long-distance provider AT&T was one of the fund's best stocks in the second half, as a new management team encouraged Wall Street to upgrade its assessments.

==============================
Technology   stocks   can   be
volatile,    and    it's   not
surprising   to  see  them  at
either  the top or the  bottom
of peRformance rankings.
------------------------------

     Technology was the fund's worst-performing sector. These stocks can be volatile, and it's not surprising to see them at either the top or the bottom of performance rankings. The culprits this period included the lack of a blockbuster new product to drive the PC market, a weak pricing environment, and the turmoil in the Pacific. While our portfolio suffered, its large-cap orientation protected it somewhat from the sharper declines seen in smaller companies. Semiconductor and related stocks, such as Altera and Applied Materials, were among the sector's worst performers. A difficult future growth path for the database software giant Oracle led to a significant decline in its price. Some of our technology holdings did well, however. Intu it, known to many of you as the developer of Quicken, rose 80%. PC makers COMP AQ Computer and Dell Computer each rose strongly as they gained market share.

     International stock markets mostly fell during the second half of 1997, although some European markets bucked the trend. The worst news came from smaller markets in the Pacific Rim. While the currency crisis was the catalyst, investors soon realized that more significant underlying problems existed. For some time, capital was obtained too easily (a problem of the past, to be sure), resulting in extensive over-investment in nonproductive assets-not unlike the U.S. savings and loan crisis of the late 1980s. The fund's holdings in these countries were generally limited to leading companies, but they certainly did not avoid the damage. Japan, whose economy seems to continually disappoint investors, was also weak, and we expect fallout from Southeast Asia to be felt strongly there. Nonetheless, Japanese stocks seem to offer some attractive values, and there is some hope that Japan's government will finally take the necessary steps to correct the economy.

==============================
The long Treasury bond yield .
 . . closed  the year  yielding
5.92%,    just    below    the
psychologically      important
threshold of 6%.
------------------------------

     The long Treasury bond yield fell by almost a full percentage point during the past six months, and closed the year yielding 5.92%, just below the psychologically important threshold of 6%. In a declining interest rate environment, longer-duration bonds outperform those with shorter duration, all else being equal. (Duration is a measure of price sensitivity to interest rate changes.) Therefore, long-term Treasuries performed extremely well in the year's second half. For the full year, however, corporate bonds were the top fixed income performers, while the short-duration mortgage securities sector was the worst-performing.

     About one-fifth of the fund's fixed income portfolio is invested in high-yield bonds. We restrict our investments to the higher-quality bonds in this sector, those rated either BB or B. The year's economic health provided a good environment for the financially weaker companies that issue high-yield debt, and their bonds significantly outperformed the investment-grade bond market in 1997.

Outlook

     The U.S. has been experiencing superb economic and corporate conditions, and at this time rising interest rates seem unlikely. However, we do not expect another year like the past few. Although we see no clear signs of a coming change of course, a number of minor trends could affect 1998 returns. For example, a weakened Southeast Asia could dampen our export markets, thus restraining the growth of domestic corporate profits. In addition, the valuations of U.S. stocks, and particularly U.S. large-caps, fully reflect the good economic conditions, leaving them vulnerable to disappointing news.

     We closed the year with our asset allocation close to its neutral weight of 60% stocks and 40% bonds, and we retained our exposure to international equities and high-yield bonds. The fund does not make aggressive changes in asset allocation, and our view of the markets is such that a neutral weight seems the best balance of competing risks and returns.

     Historically, equities have provided the best returns among all asset classes, and we expect this to remain true in the future. However, we would not be surprised if returns were more modest than in the past, and if market volatility stayed at current levels.

Respectfully submitted,

/s/

Richard T. Whitney
President and Chairman of the Investment Advisory Committee
January 29, 1998

T. Rowe Price Balanced Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR Diversification
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           6/30/97      12/31/97
Stocks *
--------------------------------------------------------------------------------
Financial ..........................................         11.0%         11.8%
Utilities ..........................................          5.0           5.5
Consumer Nondurables ...............................         13.0          13.0
Consumer Services ..................................          5.4           6.4
Consumer Cyclicals .................................          3.1           2.6
Technology .........................................          5.6           5.6
Capital Equipment ..................................          3.5           3.4
Business Services ..................................          3.1           3.4
Energy .............................................          5.4           5.4
Process Industries .................................          3.3           3.2
Basic Materials 0.9 ................................          0.7
Conglomerates ......................................          0.1           0.1
--------------------------------------------------------------------------------
Total ..............................................         59.4%         61.1%

Bonds and Reserves
--------------------------------------------------------------------------------
U.S. Government and Agency Bonds
U.S. Treasury Obligations ..........................         12.3%         12.4%
Mortgages ..........................................          7.1           6.0
Other U.S. Government and Agencies .................          2.3           2.5
Agency-Backed CMOs .................................          0.2           0.5
Project Loans ......................................          0.3           0.3
Corporate and Other
Investment Grade ...................................         10.3          10.3
Noninvestment Grade ................................          6.9           8.1
Reserves ...........................................          1.2          -1.2
--------------------------------------------------------------------------------
Total ..............................................         40.6%         38.9%

*    Includes foreign securities
================================================================================

T. Rowe Price Balanced Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
Stocks
--------------------------------------------------------------------------------
GE ..........................................................               1.0%
American International Group ................................               0.7
Intel .......................................................               0.7
Bristol-Myers Squibb ........................................               0.7
Merck .......................................................               0.7
Procter & Gamble ............................................               0.6
Pfizer ......................................................               0.6
COMPAQ Computer 0.6
SBC Communications ..........................................               0.5
AT&T ........................................................               0.5
--------------------------------------------------------------------------------
Total .......................................................               6.6%

Bonds
--------------------------------------------------------------------------------
U.S. Treasury ...............................................              12.4%
Ginnie Mae ..................................................               6.3
Fannie Mae ..................................................               2.4
Freddie Mac .................................................               0.5
Fairfax Financial Holding ...................................               0.3
Security Benefit Life .......................................               0.3
Comcast Cable Communication .................................               0.3
Airplane Pass Thru ..........................................               0.3
MBNA ........................................................               0.3
UtiliCorp United ............................................               0.2
--------------------------------------------------------------------------------
Total .......................................................              23.3%
================================================================================

T. Rowe Price Balanced Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Balanced Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/97               1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Balanced Fund                        18.97%      19.40%      13.57%       13.34%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Balanced Fund
====================================================================================================================================
For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                          Ended
                                                       12/31/97          12/31/96        12/31/95        12/31/94        12/31/93
NET ASSET VALUE
Beginning of period .........................       $     14.48         $   13.22         $ 11.14         $ 12.02         $ 11.07
Investment activities
        Net investment income ...............              0.53              0.51            0.48            0.43            0.40*
        Net realized and
        unrealized gain (loss) ..............              2.18              1.38            2.24           (0.68)           1.05
        Total from
        investment activities ...............              2.71              1.89            2.72           (0.25)           1.45
Distributions
        Net investment income ...............             (0.53)            (0.50)          (0.47)          (0.43)          (0.39)
        Net realized gain ...................             (0.12)            (0.13)          (0.17)          (0.20)          (0.11)
        Total distributions .................             (0.65)            (0.63)          (0.64)          (0.63)          (0.50)
NET ASSET VALUE
End of period ...............................       $     16.54         $   14.48         $ 13.22         $ 11.14         $ 12.02
Ratios/Supplemental Data
Total return ................................             18.97%            14.57%          24.88%          (2.05)%         13.35%*
Ratio of expenses to
average net assets ..........................              0.81%             0.87%           0.95%           1.00%           1.00%*
Ratio of net investment
income to average
net assets ..................................              3.36%             3.70%           3.87%           3.72%           3.45%*
Portfolio turnover rate .....................              15.5%             22.3%           12.6%           33.3%            8.7%
Average commission
rate paid ...................................       $    0.0349         $  0.0438               -               -               -
Net assets, end of period
(in millions) ...............................       $     1,219         $     876         $   608         $   392         $   341
====================================================================================================================================

*    Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
================================================================================
                                                               December 31, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                           Shares/Par      Value
                                                                    In thousands

Common Stocks and Warrants  60.4%
FINANCIAL  11.2%
Bank and Trust  6.1%
Abbey National (GBP) .....................................    124,000      2,214
Air Liquide (L) (FRF) ....................................      6,900      1,080
AmSouth Bancorporation ...................................      8,100        440
Australia & New Zealand Banking ADR ......................     21,500        707
BANC ONE .................................................     10,361        563
Banca Commerciale Italiana (ITL) .........................    210,000        730
Banco de Bilbao Vizcaya ADR ..............................     60,000      1,939
Banco Frances del Rio de la Plata ADR ....................     34,500        944
BankAmerica ..............................................     56,200      4,103
BankBoston ...............................................      7,700        723
Bankgesellschaft Berlin (DEM) ............................     57,000      1,255
Barclay's (GBP) ..........................................    101,278      2,692
Barnett Banks ............................................      1,100         79
Charter One Financial ....................................     10,054        633
Chase Manhattan ..........................................     55,040      6,027
Citicorp .................................................     35,000      4,425
Compass Bancshares .......................................      9,300        407
CoreStates Financial .....................................      6,370        510
Crestar Financial ........................................      6,400        365
Deutsche Bank (DEM) ......................................     18,700      1,310
Development Bank of Singapore (SGD) ......................     32,000        273
First American ...........................................     15,600        777
First Security ...........................................     16,650        698
First Tennessee National .................................      3,600        241
First Union ..............................................     91,600      4,694
First Virginia Banks .....................................      8,550        442
Fleet Financial Group ....................................      2,200        165
Grupo Financiero Bancomer (144a) ADR * ...................     20,000        258
HSBC Holdings (GBP) ......................................    104,000      2,665
J. P. Morgan .............................................     20,000      2,257
KeyCorp ..................................................     50,000      3,541
Kredietbank (BEF) ........................................      2,500      1,049
Mellon Bank ..............................................     37,500      2,273
Mercantile Bancorporation ................................      6,300    $   387
NationsBank ..............................................     75,936      4,618
Norwest ..................................................     60,000      2,317
Old Kent Financial .......................................     12,500        497
Overseas Chinese Bank (SGD) ..............................     32,200        187

Pacific Century Financial ................................      8,200        203
Regions Financial ........................................     18,200        768
RHB Sakura Merchant Bankers (MYR) ........................      9,250          3
Schweizerischer Bankverein (CHF) .........................      8,440      2,622
Schweizerischer Bankverein, Warrants, 6/30/98 (CHF) * ....        240         17
Societe Generale (FRF) ...................................     10,490      1,429
Societe Generale de Belgique (BEF) .......................      8,500        778
SouthTrust ...............................................      9,500        602
Star Banc ................................................     18,900      1,084
Summit Bancorp ...........................................      6,300        335
Svenska Handelsbank (SEK) ................................     26,000        899
Union Bank of Switzerland (CHF) ..........................      1,400      2,024
US Bancorp ...............................................     15,384      1,722
Wachovia .................................................      5,953        483
Washington Federal .......................................     20,449        644
Washington Mutual ........................................     20,000      1,276
Westpac Bank (AUD) .......................................     90,000        576
                                                                          73,950

Insurance  2.6%
American General .........................................     48,000      2,595
American International Group .............................     81,150      8,825
AXA Colonia Konzern (DEM) ................................      6,000        574
CIGNA ....................................................      2,900        502
Conseco ..................................................     11,600        527
Equitable Companies ......................................      9,400        468
General Re ...............................................      1,300        276
Hartford Financial Services ..............................      1,400        131
Horace Mann Educators ....................................     20,400        580
John Alden Financial .....................................      8,000        192
Marsh & McLennan .........................................      4,600        343
MBIA .....................................................      6,200        414
Medical Assurance * ......................................     18,206        512
MGIC Investment ..........................................     23,200      1,543
Ohio Casualty ............................................      5,100    $   230
Old Republic International ...............................      7,050        262
Progressive ..............................................      4,200        503
St. Paul Companies .......................................     43,000      3,529
Sumitomo Marine & Fire Insurance (JPY) ...................    175,000        925
Sunamerica ...............................................     12,150        519
Torchmark ................................................     78,600      3,306
UNUM .....................................................    100,000      5,437
                                                                          32,193

Financial Services  2.5%
A.G. Edwards .............................................     20,212        804
ADVANTA ..................................................      4,500        118
ADVANTA (Class B) ........................................      5,550        141
AMBAC ....................................................     22,200      1,021
American Express .........................................     42,600      3,802
AXA (FRF) ................................................     19,600      1,517
Countrywide Credit .......................................    113,925      4,885
Fannie Mae ...............................................     78,000      4,451
Green Tree Financial .....................................     21,400        560
Household International ..................................     24,000      3,062
ING Groep (NLG) ..........................................     51,674      2,176
Medaphis * ...............................................     14,600         95
Morgan Stanley Dean Witter Discover ......................      5,600        331
Pearson (GBP) ............................................    150,000      1,949
RHB Capital Bhd (MYR) ....................................    185,000         89
Travelers Group ..........................................     90,523      4,877
United Asset Management ..................................     16,000        391
                                                                          30,269
Total Financial ..........................................               136,412

UTILITIES  5.5%
Telephone Services  3.9%
ALLTEL ...................................................     80,000      3,285
Ameritech ................................................     24,000      1,932
AT&T .....................................................    107,500      6,584
Bell Atlantic ............................................     18,100      1,647
BellSouth ................................................    102,000      5,744
British Telecommunications ADR ...........................     21,600    $ 1,735
Compania de Telecomunicaciones de Chile ADR ..............     17,000        508
COMSAT ...................................................      4,900        119
Frontier .................................................      8,000        193
GTE ......................................................     53,800      2,811
Hong Kong Telecommunications ADR .........................     37,288        769
Nippon Telephone & Telecom (JPY) .........................        168      1,441
SBC Communications .......................................     90,366      6,619
Southern New England Telecommunications ..................      4,900        247
Sprint ...................................................     50,900      2,984
Telecom Corporation of New Zealand (NZD) .................    520,000      2,521
Telecom Italia (ITL) .....................................    317,220      2,026
Telecom Italia Mobile (ITL) ..............................    571,000      2,635
Telefonica de Espana ADR .................................     12,000      1,093
Telefonos de Mexico ADR (Class L) ........................     30,000      1,682
Telekom Malaysia (MYR) ...................................    105,000        310
U S WEST Media * .........................................     20,000        577
                                                                          47,462

Electric Utilities  1.6%
Duke Energy ..............................................     30,115      1,668
Edison International .....................................    104,000      2,827
Electrabel (BEF) .........................................      2,400        555
Empresa Nacional de Electricidad ADR .....................     48,800        888
Empresa Nacional de Electricidad Chile ADR ...............     20,000        354
Entergy Group ............................................     53,000      1,587
FirstEnergy ..............................................     75,000      2,175
FPL Group ................................................     25,600      1,515
Hong Kong Electric (HKD) .................................    200,000        760
Niagara Mohawk * .........................................    102,500      1,076
Public Service of New Mexico * ...........................     50,000      1,184
Texas Utilities ..........................................     28,717      1,194
Unicom ...................................................     68,600      2,109
Veba (DEM) ...............................................     22,100      1,505
                                                                          19,397
Total Utilities ..........................................                66,859

CONSUMER NONDURABLES  13.0%
Cosmetics  0.3%
Gillette .................................................      8,137     $  817
International Flavors & Fragrances .......................     11,700        602
Kao (JPY) ................................................    161,000      2,318
Revlon (Class A) * .......................................      1,800         64
                                                                           3,801

Beverages  1.5%
Anheuser-Busch ...........................................     64,000      2,816
Coca-Cola ................................................     92,600      6,169
Diageo ...................................................     31,300      1,186
LVMH (FRF) ...............................................      9,541      1,584
PepsiCo ..................................................    150,400      5,480
Starbucks * ..............................................     24,400        937
                                                                          18,172

Food Processing  2.5%
Archer Daniels Midland ...................................     67,373      1,461
Cadbury Schweppes ADR ....................................     31,586      1,307
ConAgra ..................................................     53,400      1,752
CPC International ........................................     32,900      3,545
CSM (NLG) ................................................     17,000        755
Danisco (DKK) ............................................     16,000        887
Earthgrains ..............................................      2,560        120
Eridania Beghin-Say (FRF) ................................      8,100      1,266
General Mills ............................................     39,300      2,815
Heinz ....................................................     77,000      3,913
Hershey Foods ............................................     30,000      1,858
Kellogg ..................................................      6,200        308
McCormick ................................................     10,300        289
Nestle (CHF) .............................................      1,724      2,583
Ralston Purina ...........................................     23,204      2,156
Sara Lee .................................................     82,900      4,668
Universal Foods ..........................................      7,100        300
Whitman ..................................................      1,100         29
                                                                          30,012

Hospital Supplies/Hospital Management  1.5%
Abbott Laboratories ......................................     63,600    $ 4,170
Allegiance ...............................................      8,000        283
Baxter International .....................................     50,000      2,522
Columbia/HCA Healthcare ..................................     97,900      2,900
Health Management (Class A) * ............................     54,168      1,368
HealthCare COMPARE * .....................................     12,900        663
Hillenbrand Industries ...................................     11,600        594
Humana * .................................................     22,400        465
Medtronic ................................................     32,000      1,674
Millipore ................................................        900         31
Quest Diagnostics * ......................................      3,750         63
Smith & Nephew (GBP) * ...................................    210,000        621
St. Jude Medical * .......................................     26,000        793
Terumo (JPY) .............................................     75,000      1,103
United States Surgical ...................................     40,000      1,172
                                                                          18,422

Pharmaceuticals  4.7%
American Home Products ...................................     56,600      4,330
Amgen ....................................................     80,700      4,368
Astra (Class B) (SEK) ....................................     80,000      1,345
Bristol-Myers Squibb .....................................     84,400      7,986
Chiron * .................................................      3,704         63
Forest Laboratories * ....................................      4,500        222
Gehe (DEM) ...............................................     13,550        678
Glaxo Wellcome ADR .......................................     32,800      1,570
IDEXX Laboratories * .....................................     11,800        189
Johnson & Johnson ........................................     26,900      1,772
Merck ....................................................     75,100      7,980
Novartis (CHF) ...........................................      1,626      2,637
Pfizer ...................................................     98,400      7,337
Pharmacia & Upjohn .......................................     80,000      2,930
Schering-Plough ..........................................      1,800        112
SmithKline Beecham ADR ...................................    124,800      6,420
Takeda Chemical Industries (JPY) .........................     84,000      2,393
Warner-Lambert ...........................................     43,000      5,332
                                                                          57,664

Health Care Services  0.2%
Aetna ....................................................      2,695     $  190
Altana AG (DEM) ..........................................     12,000        824
Olsten ...................................................      4,118         62
United HealthCare ........................................     37,700      1,873
                                                                           2,949

Miscellaneous Consumer Products  2.3%
Arctic Cat ...............................................      2,550         25
Benetton Group (ITL) .....................................     39,520        647
Bridgestone (JPY) ........................................     69,000      1,495
Burlington Industries * ..................................     17,700        244
Colgate-Palmolive ........................................     60,200      4,425
Fruit of the Loom (Class A) * ............................      4,300        110
Huhtamaki (FIM) * ........................................     10,000        413
Imperial Tobacco Group ADR ...............................     15,750        195
Jones Apparel Group * ....................................     33,600      1,445
Kuraray (JPY) ............................................    148,000      1,224
Lion Nathan (NZD) ........................................    175,000        392
Liz Claiborne ............................................      1,700         71
Mattel ...................................................     20,000        745
NIKE .....................................................        900         35
Philip Morris ............................................     10,800        489
Philips N.V. ADR .........................................     31,200      1,888
PPG Industries ...........................................      2,400        137
Procter & Gamble .........................................     98,800      7,885
Service Corp. International ..............................     74,600      2,756
Textron ..................................................      2,000        125
Tomkins (GBP) ............................................    100,000        473
Tomkins ADR ..............................................     30,000        574
Unilever N.V. ADR ........................................     20,000      1,249
UST ......................................................      2,000         74
Yue Yuen Industrial (HKD) ................................    127,000        269
                                                                          27,385

Biotechnology  0.0%
Covance * ................................................      7,500        149
Guidant ..................................................      1,200         75
                                                                             224
Total Consumer Nondurables ...............................               158,629

CONSUMER SERVICES  6.3%
Restaurants  0.1%
Darden Restaurants .......................................      6,300       $ 79
Tricon Global Restaurants * ..............................     15,040        437
                                                                             516

General Merchandisers  2.1%
Carrefour (FRF) ..........................................      2,000      1,044
Costco Companies * .......................................    103,400      4,611
Dayton Hudson ............................................     86,100      5,812
J.C. Penney ..............................................     20,000      1,206
JUSCO (JPY) ..............................................     67,000        944
Marui (JPY) ..............................................     53,000        824
May Department Stores ....................................     51,400      2,708
Sears ....................................................     40,000      1,810
Tesco (GBP) ..............................................    202,143      1,667
TJX ......................................................     88,000      3,025
Wal-Mart .................................................     60,000      2,366
Warnaco Group (Class A) ..................................      2,500         78
                                                                          26,095

Specialty Merchandisers  1.8%
Albertson's ..............................................      1,300         62
Callaway Golf ............................................     13,000        371
Christian Dior (FRF) * ...................................      7,000        718
Circuit City Stores ......................................     85,900      3,055
Federated Department Stores * ............................      1,800         78
Fingerhut Companies ......................................      8,000        171
Gymboree * ...............................................      8,400        230
Heilig-Meyers ............................................      4,500         54
Home Depot ...............................................     30,100      1,772
Kohl's * .................................................     18,600      1,267
Kroger * .................................................    100,000      3,694
Lowes ....................................................      2,000         95
Omron (JPY) ..............................................     68,000      1,062
Payless Shoesource * .....................................      8,224        552
Petrie Stores Liquidation Trust * ........................     33,500        102
R.P. Scherer * ...........................................      5,600        342
Safeway * ................................................     12,600        797
Staples * ................................................     23,625        657
The Gap ..................................................    118,800      4,210
Toys "R" Us * ............................................     63,300      1,990
Viking Office Products * .................................     32,000        703
                                                                          21,982

Entertainment and Leisure  0.9%
Applebee's ...............................................     10,600        191
Ascent Entertainment * ...................................      2,395         25
Brinker * ................................................      8,775        140
Buffets * ................................................      2,400         23
Chartwell Leisure * ......................................      1,080         18
Disney ...................................................     50,139      4,967
Hilton ...................................................      2,300         68
Hutchison Whampoa (HKD) ..................................    390,000      2,446
International Game Technology ............................      9,000        227
ITT * ....................................................      1,700        141
McDonald's ...............................................     10,000        478
Reader's Digest (Class A) ................................     35,000        827
Sbarro ...................................................     37,500        987
Sharp (JPY) ..............................................     72,000        495
Viacom (Class A) * .......................................      4,500        184
                                                                          11,217

Media and Communications  1.4%
A. H. Belo (Class A) .....................................      6,800        382
A.C. Nielson * ...........................................      4,700        115
Asatsu (JPY) .............................................     54,000        777
Banta ....................................................     13,500        369
Cognizant ................................................     14,100        628
Comcast (Class A Special) ................................     40,000      1,261
Dun & Bradstreet .........................................     14,100        436
Elsevier (NLG) ...........................................     50,000        809
France Telecom ADR * .....................................     45,000      1,620
Gannett ..................................................     27,600      1,706
Gaylord Entertainment Company ............................      3,528        113
McGraw-Hill ..............................................     32,200      2,383
NTL * ....................................................     11,999        334
Primus Telecommunications Group, Warrants, 8/1/04 * ......        400          4
Time Warner ..............................................     29,000      1,798
Tribune ..................................................     20,000      1,245
U S West Communications ..................................     20,000        902
Vanguard Cellular (Class A) * ............................     11,850    $   151
Vodafone ADR .............................................     20,000      1,450
                                                                          16,483
Total Consumer Services ..................................                76,293

CONSUMER CYCLICALS  2.6%
Automobiles and Related  0.9%
Autoliv * ................................................     21,653        709
Breed Technologies .......................................      5,600        102
Cycle & Carriage (SGD) ...................................     50,000        206
Dana .....................................................      1,300         62
Ford Motor ...............................................     11,330        552
Gentex * .................................................     18,200        490
Genuine Parts ............................................     81,975      2,782
GM .......................................................     33,600      2,037
Goodyear Tire & Rubber ...................................        300         19
Honda ADR ................................................     30,100      2,224
Pep Boys .................................................      7,100        170
Superior Industries Intl .................................      8,000        214
TRW ......................................................     30,000      1,601
                                                                          11,168

Building and Real Estate  0.7%
Cheung Kong Holdings (HKD) ...............................    283,000      1,854
City Developments (SGD) ..................................     50,000        231
DBS Land (SGD) ...........................................    600,000        918
Patriot American Hospitality, REIT .......................    150,001      4,322
Security Capital Group ...................................     13,427         71
Texas Industries .........................................      9,400        423
USG * ....................................................     14,600        715
                                                                           8,534

Miscellaneous Consumer Durables  1.0%
Black & Decker ...........................................     36,000      1,406
Corning ..................................................     30,000      1,114
Eastman Kodak ............................................     22,600      1,374
Harley-Davidson ..........................................      7,600        208
Imation * ................................................      1,800         29
Masco ....................................................     49,900      2,539
Ricoh (JPY) ..............................................    100,000      1,241
Scotts (Class A) * .......................................     10,000        303
Sony (JPY) ...............................................     16,000      1,421
Tandy ....................................................     40,000      1,542
Valspar ..................................................     36,200      1,154
York International .......................................      2,600        103
                                                                          12,434
Total Consumer Cyclicals .................................                32,136

TECHNOLOGY  5.6%
Electronic Components  1.5%
Altera * .................................................     18,000        597
AMP ......................................................     30,000      1,260
EMC * ....................................................     23,000        631
Intel ....................................................    114,000      8,005
Linear Technology ........................................     45,800      2,636
Micron Technology * ......................................      9,400        244
Molex ....................................................     15,257        489
Motorola .................................................     40,000      2,282
Thermo Electron * ........................................      9,787        436
Thermo Instrument Systems * ..............................     10,195        351
Vicor * ..................................................     12,000        329
Xilinx * .................................................     12,600        441
                                                                          17,701

Electronic Systems  0.5%
Applied Materials * ......................................     20,000        602
Hewlett-Packard ..........................................     68,300      4,269
Honeywell ................................................     20,000      1,370
Solectron * ..............................................      9,600        399
                                                                           6,640

Information Processing  1.0%
Adaptec * ................................................     14,000        520
Choicepoint ..............................................      1,780         85
COMPAQ Computer ..........................................    127,000      7,167
Dell Computer * ..........................................      1,200        101
Hitachi ADR ..............................................     15,200      1,052
IBM ......................................................     23,400      2,447
Komag * ..................................................      1,200         18
Storage Technology * .....................................      5,000    $   310
                                                                          11,700

Office Automation  0.0%
Pitney Bowes .............................................      2,600        234
Xerox ....................................................      2,300        170
                                                                             404

Specialized Computer  0.4%
Silicon Graphics * .......................................     14,700        183
Sun Microsystems * .......................................    108,000      4,313
Western Digital * ........................................     20,000        321
                                                                           4,817

Telecommunications Equipment  1.1%
Bay Networks * ...........................................      7,177        183
Cox Communications (Class A) * ...........................     50,000      2,003
LM Ericsson ADR (Class B) ................................     54,000      2,016
Lucent Technologies ......................................     48,396      3,866
MCI ......................................................      2,700        116
Metronet Communications (144a), Warrants, 8/15/07 ........        500         15
Novell * .................................................     45,600        341
PictureTel * .............................................      8,800         58
Telecomunicacoes Brasileiras ADR .........................     20,000      2,329
Tellabs * ................................................     23,200      1,224
WorldCom .................................................     36,800      1,114
                                                                          13,265

Aerospace and Defense  1.1%
AlliedSignal .............................................    122,000      4,750
Boeing ...................................................     66,800      3,269
Lockheed Martin ..........................................     10,000        985
Northrop .................................................     30,000      3,450
Raytheon Company (Class A) ...............................      2,142        106
Raytheon Company (Class B) ...............................        500         25
Trinity Industries .......................................        300         14
United Technologies ......................................     14,200      1,034
                                                                          13,633
Total Technology .........................................                68,160

CAPITAL EQUIPMENT  3.4%
Electrical Equipment  2.4%
ABB (CHF) ................................................        775        973
American Power Conversion * ..............................     10,300        244
Canon (JPY) ..............................................     55,000      1,281
CBS ......................................................     37,193      1,095
Emerson Electric .........................................     56,200      3,172
GE .......................................................    158,400     11,623
Hubbell (Class A) ........................................      8,000        377
Hubbell (Class B) ........................................     80,252      3,957
Matsushita Electric Works (JPY) ..........................    100,000        865
Mitsubishi Electric (JPY) ................................    190,000        486
Siemens (DEM) ............................................     13,000        770
Tyco International .......................................    100,000      4,506
                                                                          29,349

Machinery  1.0%
Bobst AG (CHF) ...........................................        740      1,089
Caterpillar ..............................................     50,000      2,428
Coltec Industries * ......................................     29,900        693
Cooper Industries ........................................        600         29
Deere ....................................................     18,000      1,050
DII Group * ..............................................        320          9
Dover ....................................................      2,400         87
FMC * ....................................................     12,000        808
Foster Wheeler ...........................................      4,600        124
GKN (GBP) ................................................     45,000        922
Ingersoll-Rand ...........................................      1,500         61
Kennametal ...............................................     11,400        591
Man (DEM) ................................................      3,300        956
S I G Schweis (CHF) ......................................        520      1,423
Stewart & Stevenson ......................................      6,300        161
Teleflex .................................................     10,000        377
TriMas ...................................................     30,300      1,042
Valmet (FIM) .............................................     32,000        441
                                                                          12,291
Total Capital Equipment ..................................                41,640

BUSINESS SERVICES AND
TRANSPORTATION  3.4%
Computer Service and Software  1.3%
Amtech * .................................................      3,625         15
BMC Software * ...........................................     40,000      2,622
Computer Associates ......................................     68,587      3,627
Electronic Arts * ........................................      7,500        284
Electronic Data Systems ..................................     44,223      1,943
First Data ...............................................     30,000        877
HBO ......................................................     26,400      1,266
Intuit * .................................................     50,000      2,066
Micro Warehouse * ........................................      5,600         78
NCR * ....................................................      6,718        187
NextLevel Systems * ......................................      1,400         25
Oracle * .................................................     42,000        936
Parametric Technology * ..................................     23,200      1,098
SunGard Data Systems * ...................................     26,400        818
Sybase * .................................................      7,000         93
                                                                          15,935

Distribution Services  0.0%
Cardinal Health ..........................................      5,437        409
                                                                             409

Transportation Services  0.2%
Halter Marine Group ......................................        156          5
Landstar Systems * .......................................     40,000      1,055
Mitsubishi Heavy Industries (JPY) ........................    159,000        662
United Engineers (MYR) ...................................    100,000         84
                                                                           1,806

Miscellaneous Business Services  0.9%
British Airport Authorities (GBP) ........................    108,371        886
Browning-Ferris ..........................................     25,000        925
Cendant * ................................................     79,010      2,716
Cintas ...................................................      7,200        281
Equifax ..................................................     17,800        631
General Semiconductor ....................................        350          4
GTECH * ..................................................      4,500        144
H&R Block ................................................     30,900      1,385
Manpower .................................................     12,200        430
Merrill ..................................................     10,000        230
Omnicom ..................................................     26,800    $ 1,136
Paychex ..................................................     28,012      1,423
Sime Darby (MYR) .........................................    200,000        192
Waste Management .........................................     39,166      1,077
                                                                          11,460

Airlines  0.6%
AMR * ....................................................     20,000      2,570
ASA Holdings .............................................      4,200        120
KLM (NLG) ................................................     23,000        851
Mesa Air Group * .........................................     17,300         86
Northwest Airlines * .....................................        300         14
Singapore Airlines (SGD) .................................     40,000        261
UAL * ....................................................     30,000      2,775
                                                                           6,677

Railroads  0.4%
Burlington Northern Santa Fe .............................     25,100      2,333
CSX ......................................................     22,500      1,215
Illinois Central (Series A) ..............................     14,850        506
Union Pacific ............................................     14,000        874
Wisconsin Central Transport * ............................     20,400        478
                                                                           5,406
Total Business Services and Transportation ...............                41,693

ENERGY  5.4%
Energy Services  1.1%
Baker Hughes .............................................        800         35
El Paso Natural Gas ......................................      9,383        624
Elf Aquitaine (FRF) ......................................      9,000      1,047
Energy Group ADR .........................................      7,875        352
Halliburton ..............................................     52,742      2,739
Helmerich & Payne ........................................     20,000      1,358
Highlands Insurance Group * ..............................      2,300         65
Imperial Oil .............................................      1,300         83
Johnson Electric Holdings (HKD) ..........................    123,600        356
Schlumberger .............................................     60,200      4,846
Smith International * ....................................     18,300      1,123
Witco ....................................................      5,400        220
                                                                          12,848

Exploration and Production  0.2%
Anadarko Petroleum .......................................      1,800     $  109
Enron Oil & Gas ..........................................      6,600        140
Enserch Exploration ......................................     21,442        194
Santos (AUD) .............................................    200,000        824
Ultramar Diamond Shamrock ................................      9,100        290
Union Pacific Resources ..................................     11,857        288
                                                                           1,845

Gas Transmission  0.3%
Consolidated Natural Gas .................................      1,200         73
Enron ....................................................     50,000      2,078
MCN ......................................................      8,800        355
Questar ..................................................      7,400        330
Sonat ....................................................     29,000      1,327
Tenneco ..................................................        200          8
                                                                           4,171

Integrated Petroleum - Domestic  1.7%
Amerada Hess .............................................     37,700      2,069
Atlantic Richfield .......................................     64,600      5,176
British Petroleum ADR ....................................     78,600      6,263
Kerr-McGee ...............................................        600         38
MAPCO ....................................................      3,400        157
Phillips Petroleum .......................................     48,300      2,349
Santa Fe Energy Resources * ..............................     13,900        156
Unocal ...................................................      4,400        171
USX-Marathon .............................................    140,000      4,725
                                                                          21,104

Integrated Petroleum - International  2.1%
Amoco ....................................................        400         34
Chevron ..................................................     41,400      3,188
ENI S.P.A. ADR ...........................................     26,600      1,518
Exxon ....................................................    101,200      6,192
Mobil ....................................................     78,600      5,674
Repsol ADR ...............................................     24,000      1,021
Royal Dutch Pete Co ......................................     40,000      2,167
Shell Transport & Trading ADR ............................     36,300      1,588
Texaco ...................................................     80,727      4,390
                                                                          25,772
Total Energy .............................................                65,740

PROCESS INDUSTRIES  3.2%
Diversified Chemicals  1.0%
Dow Chemical .............................................     30,000      3,045
DuPont ...................................................     77,800      4,673
Eastman Chemical .........................................      3,675        219
Hercules .................................................      1,800         90
Monsanto .................................................     92,300      3,876
                                                                          11,903

Specialty Chemicals  1.2%
3M .......................................................     18,600      1,526
A. Schulman ..............................................     26,325        665
Akzo Nobel (NLG) .........................................      7,000      1,207
Avery Dennison ...........................................      1,800         80
BASF AG (DEM) ............................................     34,000      1,205
Bayer (DEM) ..............................................     30,000      1,111
Crompton & Knowles .......................................      3,500         93
Great Lakes Chemical .....................................     25,000      1,122
Lyondell Petrochemical ...................................      7,100        188
McWhorter Technologies * .................................      1,500         39
Morton International .....................................     63,500      2,183
Pall .....................................................      8,533        176
Raychem ..................................................      1,800         77
Rohm & Haas ..............................................     28,000      2,681
Solutia ..................................................     18,460        493
Sumitomo Chemicals (JPY) .................................    175,000        402
Technip (FRF) ............................................     12,900      1,361
                                                                          14,609

Paper and Paper Products  0.5%
Dai Nippon Printing (JPY) ................................     67,000      1,257
Kimberly-Clark ...........................................     34,400      1,696
Kimberly-Clark Mexico (Class A) (MXN) ....................    265,000      1,297
Mead .....................................................     30,000        840
Schweitzer Mauduit .......................................      1,000         37
Sonoco Products ..........................................     12,705        441
Willamette Industries ....................................     24,000        773
                                                                           6,341

Forest Products  0.3%
Georgia-Pacific ..........................................     19,000      1,154
International Paper ......................................     46,000      1,984
Pope & Talbot ............................................      8,200        124
Weyerhaeuser .............................................     12,700        623
                                                                           3,885

Building & Construction  0.2%
Blue Circle Industries (GBP) .............................    136,612        766
Del E. Webb ..............................................        100          3
Georgia-Pacific ..........................................     19,000        431
Hanson PLC ADR ...........................................      7,875        182
Holderbank Financiere Glarus AG (CHF) ....................      1,210        996
                                                                           2,378
Total Process Industries .................................                39,116

BASIC MATERIALS  0.7%
Metals  0.5%
Alcoa ....................................................     30,000      2,111
Anglo American Platinum (ZAR) * ..........................     85,000      1,135
Carpenter Technology .....................................      5,400        260
Freeport-McMoRan Copper & Gold (Class A) .................      9,600        147
Reynolds Metals ..........................................     38,000      2,280
                                                                           5,933

Mining  0.1%
LONRHO (GBP) .............................................    404,445        624
Rio Tinto (AUD) ..........................................     40,000        467
TVX Gold * ...............................................    200,000        675
                                                                           1,766

Miscellaneous Materials  0.1%
Crown Cork & Seal ........................................      1,400         70
Malayan Cement (MYR) .....................................    312,500        213
Owens-Illinois * .........................................     15,300        581
                                                                             864
Total Basic Materials ....................................      8,563

Conglomerates  0.1%
Orkla (Class A) (NOK) ....................................      7,500        647
Total Conglomerates ......................................                   647
Total Common Stocks and Warrants (Cost $443,752) .........               735,888

Preferred Stocks  0.1%
Cablevision Systems (Series M) ...........................      9,250     $1,068
Superior National Insurance Group ........................    500,000        513
Total Preferred Stocks (Cost $1,513) .....................                 1,581

Convertible Preferred Stocks  0.6%
Aetna, 6.25%, (Class C) ..................................        898         64
Security Capital Industrial Trust (Class B) ..............    225,000      7,200
Total Convertible Preferred Stocks (Cost $5,116) .........                 7,264

Corporate Bonds  19.0%
Abbey National First Capital, Sub. Notes
                 8.20%, 10/15/04 ......................... $1,205,000      1,318
AEI Holding, Sr. Notes, (144a), 10.00%, 11/15/07 .........  1,000,000      1,030
African Development Bank, Sub. Notes, 7.75%, 12/15/01 ....  1,000,000      1,054
Agricultural Minerals, Sr. Notes, 10.75%, 9/30/03 ........  1,000,000      1,077
Airplane Pass Thru
                8.15%, 3/15/19 ...........................  1,956,000      2,073
                10.875%, 3/15/19 .........................    990,000      1,109
Alabama Power, 1st Mtg. Notes, 7.00%, 1/1/03 .............    725,000        737
Alliance Imaging, Sr. Sub. Notes, 9.625%, 12/15/05 .......    950,000        961
Allied Holdings, Gtd. Sr. Sub. Notes, 8.625%, 10/1/07 ....  1,000,000      1,015
Allied Waste, Sr. Sub. Notes, (144a), 10.25%, 12/1/06 ....    500,000        549
Allied Waste Industries, Sr. Disc. Notes, STEP
                 Zero Coupon, 6/1/07 .....................    500,000        351

AMC Entertainment, Sr. Sub. Notes, 9.50%, 3/15/09 ........  1,000,000      1,025
AMERCO, Sr. Notes, 7.85%, 5/15/03 ........................  1,000,000      1,036
American Builders & Contractors Supply, Sr. Sub. Notes
                 10.625%, 5/15/07 ........................  1,000,000      1,037
American Lawyer Media, Sr. Notes
                 (144a), 9.75%, 12/15/07 .................    850,000        863
American Portable Telecom, Gtd. Notes, (144a)
                 Zero Coupon, 11/1/06 ....................  3,615,000      1,869
American Safety Razor, Sr. Notes, 9.875%, 8/1/05 .........  1,000,000      1,074
Ameriserve Food
                 Sr. Notes, (144a)
                 8.875%, 10/15/06 ........................ $  325,000     $  326
                 Sr. Sub. Notes, (144a)
                 10.125%, 7/15/07 ........................    675,000        709
Ametek, Sr. Notes, 9.75%, 3/15/04 ........................    500,000        535
AMTROL, Sr. Sub. Notes, 10.625%, 12/31/06 ................    500,000        511
Anheuser Busch, 6.90%, 10/1/02 ...........................  2,000,000      2,012
Archibald Candy, Sr. Sec. Notes, 10.25%, 7/1/04 ..........    800,000        834
Associates, Sr. Notes, 7.50%, 4/15/02 ....................  1,300,000      1,359
Atlantic Richfield, Deb. Notes, 8.75%, 3/1/32 ............  1,570,000      1,988
Aurora Foods, Sr. Sub. Notes, 9.875%, 2/15/07 ............    625,000        659
Axiohm, Sr. Sub. Notes, (144a), 9.75%, 10/1/07 ...........    500,000        508
B E Aerospace, Sr. Sub. Notes, 9.875%, 2/1/06 ............    250,000        264
B.F. Saul, REIT, Sr. Sec. Notes, 11.625%, 4/1/02 .........    750,000        799
Banco Santiago, 7.00%, 7/18/07 ...........................  2,000,000      2,024
Banesto Delaware, Sub. Notes, 8.25%, 7/28/02 .............  2,000,000      2,137
Bank United, Trust Pfd. Sec., 10.25%, 12/31/26 ...........  1,000,000      1,030
Bankamerica, Sub. Notes, 6.625%, 8/1/07 ..................  3,000,000      3,019
Banque Nationale De Paris, Deb. Notes, 9.875%, 5/25/98 ...  1,000,000      1,015
Baxter International, 7.125%, 2/1/07 .....................  1,500,000      1,569
Bay View Capital, Sub. Notes, 9.125%, 8/15/07 ............    625,000        644
BCH Cayman Islands, Sub. Notes, 7.50%, 6/15/05 ...........  1,000,000      1,044
BHP Finance, Gtd. Notes, 6.69%, 3/1/06 ...................  2,000,000      2,002
Boeing, 8.75%, 8/15/21 ...................................  2,000,000      2,506
British Columbia Hydro & Power, 12.50%, 9/1/13 ...........    250,000        270
Burlington Northern, PTC, 7.33%, 6/23/10 .................    953,618      1,004
BWAY, Sr. Sub. Notes, (144a), 10.25%, 4/15/07 ............    550,000        597
Cablevision Systems, Sr. Notes, 7.875%, 12/15/07 .........    600,000        612
Casino America, Sr. Notes, 12.50%, 8/1/03 ................    500,000        543
Celestica International, Gtd. Sr. Sub. Notes
                 10.50%, 12/31/06 ........................    575,000        607
Century Telephone Enterprises, Sr. Notes, 8.25%, 5/1/24 ..    500,000        528
Chattem, Sr. Sub. Notes, 12.75%, 6/15/04 .................  1,000,000      1,130
Chemical Master Credit Card Trust I
                5.55%, 9/15/03 ...........................    100,000         99
                6.23%, 4/15/05 ...........................    110,000        110
Chief Auto Parts, Sr. Notes, 10.50%, 5/15/05 .............    300,000        297
Chrysler Financial, 5.875%, 2/7/01 ....................... $2,000,000     $1,980
Citibank Credit Card Master Trust I, Zero Coupon, 2/7/03 .    170,000        141
Citicorp Mortgage, 6.00%, 3/25/22 ........................    123,583        122

Citizens Utilities, Deb. Notes, 7.00%, 11/1/25 ...........  1,500,000      1,542
Coach USA, Gtd. Sr. Sub. Notes, 9.375%, 7/1/07 ...........    750,000        767
Coinmach, Sr. Sub. Notes, 11.75%, 11/15/05 ...............  1,000,000      1,110
Comcast Cable Communications, 8.125%, 5/1/04 .............  3,000,000      3,237
Communications & Power Industries, Sr. Sub. Notes
                 12.00%, 8/1/05 ..........................  1,000,000      1,120
Community Distributors, Sr. Notes, (144a), 10.25%
                 10/15/04 ................................    475,000        487
Concentric Network, Units, (Each unit consists of a
                $1,000 par Sr. Note, 12.75%
                12/15/07, and 1 Warrant) .................    350,000        360
Conseco Financing Trust II, Gtd. Notes, 8.70%, 11/15/26 ..  2,000,000      2,236
Consolidated Cigar, Sr. Sub. Notes, 10.50%, 3/1/03 .......  1,000,000      1,042
Container Corporation of America, Sr. Notes
                 9.75%, 4/1/03 ...........................  1,000,000      1,075
Continental Airlines, PTC, (144a), 7.206%, 6/30/04 .......    500,000        512
Corestates Home Equity Loan
                5.10%, 3/15/09 ...........................    301,548        296
                6.65%, 5/15/09 ...........................    240,028        242
Countrywide Funding, MTN, 6.875%, 9/15/05 ................    860,000        874
Courtyard by Marriott II, Sr. Sec. Notes
                 10.75%, 2/1/08 ..........................    500,000        550
Cox Communications, Deb. Notes, 6.375%, 6/15/00 ..........  1,500,000      1,503
CSX, 7.45%, 5/1/07 .......................................  1,000,000      1,067
Decision Holdings, Units, (Each Unit consists of a
                 $1,000 par Sr. Disc. Deb
                 STEP, Zero Coupon, 8/1/08
                 and 1 Warrant) ..........................    225,000        144
DecisionOne, Sr. Sub. Notes, 9.75%, 8/1/07 ...............    600,000        615
Delta Airlines, Deb. Notes, 8.95%, 1/12/12 ...............  1,532,689      1,769
Delta Mills, Sr. Notes, (144a), 9.625%, 9/1/07 ...........    500,000        510
Details, Sr. Sub. Notes, (144a), 10.00%, 11/15/05 ........    500,000        514
Deutsche Financial Capital, 6.75%, 9/15/27 ...............  2,000,000      2,020
DII Group, Sr. Sub Notes, (144a), 8.50%, 9/15/07 .........    575,000        564
Discover Credit Card, 7.85%, 11/21/00 ....................  3,000,000      3,030
Doane Products, Sr. Notes, 10.625%, 3/1/06 ...............  1,000,000      1,080
Duke Energy, 1st Ref. Mtg
                6.75%, 8/1/25 ............................ $1,000,000     $  949
                7.50%, 8/1/25 ............................  1,000,000      1,073
Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/07 .................    350,000        366
Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07 ...................    900,000        918
Embotelladora Andina, 7.625%, 10/1/27 ....................  2,000,000      1,877
Energy Corporation of America, Sr. Sub. Notes
                 9.50%, 5/15/07 ..........................  1,000,000      1,000
Equitable Resources, Deb. Notes, 7.75%, 7/15/26 ..........  2,000,000      2,231
Exxon Capital, Gtd. Notes, 6.50%, 7/15/99 ................    500,000        504
Fairchild Semiconductor, Sr. Sub. Notes
                 10.125%, 3/15/07 ........................    425,000        446
Fairfax Financial Holdings
                7.75%, 12/15/03 ..........................    800,000        841
                8.30%, 4/15/26 ...........................  2,500,000      2,772

Falcon Building Products, Gtd. Sr. Sub. Notes
                 9.50%, 6/15/07 ..........................    850,000        869
Federal Express, 9.95%, 8/15/06 ..........................    500,000        607
Ferrellgas, Sr. Notes, 10.00%, 8/1/01 ....................    750,000        795
First Federal Financial, 11.75%, 10/1/04 .................    750,000        840
First Fidelity Bancorp, Deb. Notes, 8.50%, 4/1/98 ........  1,500,000      1,508
Fleet Financial Group, Sub. Notes
                7.625%, 12/1/99 ..........................  1,100,000      1,127
                8.625%, 1/15/07 ..........................    800,000        910
Fletcher Challenge, 9.00%, 9/15/99 .......................    270,000        282
Flores & Rucks, Sr. Sub. Notes, 9.75%, 10/1/06 ...........    275,000        302
Food Lion, 8.05%, 4/15/27 ................................  1,900,000      2,119
Ford Motor, Deb. Notes, 7.50%, 8/1/26 ....................  2,500,000      2,700
Ford Motor Credit, 8.20%, 2/15/02 ........................    170,000        182
Freeport-McMoRan Resources, Sr. Notes, 7.00%, 2/15/08 ....    900,000        923
Frontiervision, Sr. Sub. Notes, 11.00%, 10/15/06 .........  1,000,000      1,110
Fundy Cable, Sr. Sec. 2nd Priority Notes
                 11.00%, 11/15/05 ........................    500,000        535
General Motors, Deb. Notes, 9.625%, 12/1/00 ..............    140,000        152
General Motors Acceptance Corporation, MTN
                 6.75%, 6/17/02 ..........................     80,000         81
Glenoit, Sr. Sub. Notes, (144a), 11.00%, 4/15/07 .........    250,000        269
Global Ocean Carriers, Sr. Notes, (144a), 10.25%, 7/15/07     900,000        855
Golden West Financial, Sub. Notes, 8.625%, 8/30/98 ....... $1,500,000     $1,521
Green Tree Financial, 5.75%, 10/15/18 ....................     90,000         89
GTE Florida, Deb. Notes, 7.41%, 12/15/23 .................  1,000,000        998
Hawk, Sr. Notes, 10.25%, 12/1/03 .........................    850,000        907
HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07 ..........  1,000,000      1,037
Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05 .............  1,125,000      1,235
HMC Acquisition Properties, Sr. Notes, 9.00%, 12/15/07 ...  1,000,000      1,045
Host Marriott Travel Plazas, Sr. Notes, 9.50%, 5/15/05 ...  1,000,000      1,065
IBM, 6.45%, 8/1/07 .......................................  1,000,000      1,013
International Bank For Reconstruction & Development
                 7.625%, 1/19/23 .........................  1,800,000      2,102
International Wire, Sr. Sub. Notes, (144a), 11.75%, 6/1/05  1,500,000      1,646
Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06 ........    800,000        840
Iron Mountain, Sr. Sub. Notes, (144a), 8.75%, 9/30/09 ....    500,000        513
ISP Holdings, Sr. Notes, 9.75%, 2/15/02 ..................  1,000,000      1,055
ITT Publimedia B.V., Sr. Sub. Notes, (144a)
                 9.375%, 9/15/07 .........................    750,000        791
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46 ....  1,500,000      1,566
John Q. Hammons Hotels, 1st Mtg. Notes
                 8.875%, 2/15/04 .........................  1,000,000      1,022
Keebler, Sr. Sub. Notes, 10.75%, 7/1/06 ..................  1,000,000      1,127
Kelley Oil & Gas, Sr. Sub. Notes, 10.375%, 10/15/06 ......    500,000        534
KFW International Finance, MTN, 9.14%, 6/4/01 ............    250,000        274
Koppers Industry, Sr. Sub. Notes, (144a), 9.875%, 12/1/07     250,000        258
L 3 Communications, Sr. Sub. Notes, 10.375%, 5/1/07 ......    725,000        787
Lehman Brothers Holdings, 8.875%, 3/1/02 .................  1,500,000      1,625
Liberty National Bank & Trust, Sub. Notes, 6.75%, 6/1/03 .    500,000        510

Long Island Lighting
                Deb. Notes, 7.50%, 3/1/07 ................    500,000        518
                Gen. Ref. Bonds, 9.75%, 5/1/21 ...........  1,100,000      1,117
Loral, Sr. Notes, 7.625%, 6/15/04 ........................  1,500,000      1,593
Majestic Star Casino, Sr. Sec. Notes, 12.75%, 5/15/03 ....  1,000,000      1,072
Marcus Cable, Gtd. Sr. Disc. Notes, STEP
                 Zero Coupon, 8/1/04 .....................  1,250,000      1,156
MAXXAM Group Holdings, Sr. Notes, 11.25%, 8/1/03 .........    600,000        634
MBNA, Sr. Notes, 7.49%, 9/14/99 ..........................  3,000,000      3,072
McDonnell Douglas, 8.25%, 7/1/00 .........................    500,000        524
Methanex, 7.75%, 8/15/05 .................................  1,500,000      1,589
Metronet Communications
                Sr. Disc. Notes, (144a)
                STEP, Zero Coupon, 11/1/07 ...............    500,000        305
                Units, (Each Unit consists of a
                $1,000 par Sr. Note, 12.00%
                8/15/07, (144a), and 1 Warrant) ..........    500,000        560
ML Capital Trust, Gtd. Notes, 9.875%, 3/1/27 .............    500,000        571
Mrs Fields Original, Gtd. Sr. Notes, (144a), 10.125%
                 12/1/04 .................................    750,000        756
Muzak, Gtd. Sr. Notes, 10.00%, 10/1/03 ...................  1,000,000      1,060
Nationsbank Credit Card Master Trust (Class A)
                 6.00%, 12/15/05 .........................    140,000        139
News America Holdings, Gtd. Sr. Deb. Notes
                 9.25%, 2/1/13 ...........................     90,000        107
Nextlink Communications, Gtd. Sr. Deb. Notes
                 9.625%, 10/1/07 .........................    500,000        516
NGC, Sr. Notes, 6.75%, 12/15/05 ..........................  1,000,000      1,016
Northland Cable Television, Sr. Sub. Notes, (144a)
                 10.25%, 11/15/07 ........................  1,000,000      1,054
Northrop Grumman, 7.875%, 3/1/26 .........................  2,000,000      2,225
NYNEX, Deb. Notes, 9.55%, 5/1/10 .........................  1,163,808      1,353
Ocwen Capital Trust I, 10.875%, 8/1/27 ...................    500,000        545
Ocwen Financial, Sr. Notes, 11.875%, 10/1/03 .............  1,000,000      1,122
Orange & Rockland Utilities, Deb. Notes
                 9.375%, 3/15/00 .........................  1,500,000      1,598
Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06 ...........    500,000        555
Pacific Bell, Deb. Notes
                7.375%, 7/15/43 ..........................  1,000,000      1,049
                7.50%, 2/1/33 ............................  1,000,000      1,028
Pegasus Communications, Sr. Notes, (144a)
                 9.625%, 10/15/05 ........................  1,000,000      1,020
Philadelphia Electric, 1st Ref. Mtg., 5.625%, 11/1/01 ....  3,000,000      2,935
Pillowtex, Sr. Sub. Notes, (144a), 9.00%, 12/15/07 .......    300,000        308
Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06 ........    500,000        539
Plastic Containers, Sr. Sec. Notes, 10.00%, 12/15/06 .....  1,000,000      1,075
PM Holdings, Sub. Disc. Notes, STEP
                 Zero Coupon, 9/1/05 .....................    500,000        403
Pricellular Wireless, Sr. Notes, 10.75%, 11/1/04 ......... $  500,000   $    548
Pride Petroleum Services, Sr. Notes, 9.375%, 5/1/07 ......  1,000,000      1,075
Prime Credit Card Master Trust, 6.70%, 7/15/04 ...........    140,000        142

Province of Alberta, 9.25%, 4/1/00 .......................  1,000,000      1,064
Quantas Airways, Sr. Notes, (144a), 7.50%, 6/30/03 .......  1,000,000      1,047
Quest Diagnostics, Gtd. Sr. Sub. Notes, 10.75%, 12/15/06 .    375,000        409
Qwest Communications International
                 Sr. Disc. Notes, (144a), STEP
                 Zero Coupon, 10/15/07 ...................  1,675,000      1,143
Rail Car Trust, 7.75%, 6/1/04 ............................     95,619        101
RCN, Sr. Notes, (144a), 10.00%, 10/15/07 .................    275,000        285
Revlon Consumer Products, Sr. Sub. Notes
                 10.50%, 2/15/03 .........................    500,000        533
Rio Hotel & Casino
                Gtd. Sr. Sub. Notes
                9.50%, 4/15/07 ...........................    500,000        530
                Sr. Sub. Notes
                10.625%, 7/15/05 .........................  1,000,000      1,082
RJR Nabisco, 8.75%, 8/15/05 ..............................  2,000,000      2,158
Rogers Cablesystems, Sr. Sec. 2nd Priority Notes
                 10.00%, 3/15/05 .........................    500,000        550
RSL Communications, Gtd. Sr. Notes, 12.25%, 11/15/06 .....    500,000        550
Santander Financial, Gtd. Sub. Notes, 6.375%, 2/15/11 ....  3,000,000      2,905
SD Warren, Sr. Sub. Notes, 12.00%, 12/15/04 ..............    500,000        559
Sea Containers Ltd., Sr. Sub. Deb., 12.50%, 12/1/04 ......    270,000        306
Sea-Land Service, Gtd. Deb. Notes, 10.60%, 1/2/11 ........  1,550,000      1,632
Sears Credit Account Master Trust (Class A)
                6.05%, 1/16/08 ...........................     80,000         79
                6.45%, 10/16/06 ..........................     70,000         71
Security Benefit Life, (144a), 8.75%, 5/15/16 ............  3,000,000      3,367
Showboat, 1st Mtg. Bonds, 9.25%, 5/1/08 ..................    500,000        535
Siebe, (144a), 7.125%, 1/15/07 ...........................  1,500,000      1,582
Sinclair Broadcast Group, Sr. Sub. Notes, 8.75%, 12/15/07     750,000        748
Six Flags Theme Parks, Sr. Sub. Disc. Notes, STEP
                 Zero Coupon, 6/15/05 ....................  1,000,000      1,065
Southern Foods Group, Sr. Sub. Notes, (144a)
                 9.875%, 9/1/07 ..........................    800,000        836
Southwest Air, Deb. Notes, 9.25%, 2/15/98 ................  1,650,000      1,655
Southwestern Bell Telephone, 7.00%, 11/15/27 ............. $2,000,000   $  1,993
Sovereign Specialty Chemicals, Sr. Sub. Notes, (144a)
                 9.50%, 8/1/07 ...........................    800,000        822
Specialty Retailers, Sr. Notes, 8.50%, 7/15/05 ...........  1,000,000      1,015
Speedway Motorsports, Gtd. Sr. Sub. Notes
                 8.50%, 8/15/07 ..........................  1,000,000      1,020
Stellex Industries, Sr. Sub. Notes, (144a), 9.50%, 11/1/07    500,000        504
Stena AB, Sr. Notes, 8.75%, 6/15/07 ......................  1,000,000      1,010
Sterling Chemicals, Sr. Sub. Notes, 11.25%, 4/1/07 .......    500,000        500
Sun Media, Sr. Sub. Notes
                 9.50%, 2/15/07 ..........................  2,000,000      2,155
Synthetic Industries, Sr. Sub. Notes, 9.25%, 2/15/07 .....    400,000        420
Tenet Healthcare, Sr. Sub. Notes, 8.625%, 1/15/07 ........  1,000,000      1,032
Tenneco, 6.70%, 12/15/05 .................................  1,000,000      1,008
Texaco Capital, Deb. Notes, 8.65%, 1/30/98 ...............  1,400,000      1,403
Time Warner, Deb. Notes, 7.48%, 1/15/08 ..................  1,400,000      1,454

Town Sports International, Sr. Notes, (144a)
                 9.75%, 10/15/04 .........................    300,000        294
Tracor, Sr. Sub. Notes, 8.50%, 3/1/07 ....................    750,000        757
Transwestern Holdings, Sr. Disc. Notes, (144a)
                 STEP, Zero Coupon, 11/15/08 .............    500,000        300
Transwestern Publishing, Sr. Sub. Notes, (144a)
                 9.625%, 11/15/07 ........................    750,000        780
TravelCenters of America, Sr. Sub. Notes, 10.25%, 4/1/07 .    900,000        945
Travelers Property Casualty, Sr. Notes, 6.75%, 11/15/06 ..  1,500,000      1,530
Trident Automotive, Sr. Sub. Notes, (144a)
                 10.00%, 12/15/05 ........................    500,000        511
TRW, MTN, 7.37%, 4/18/07 .................................  2,000,000      2,141
TV Azteca, Gtd. Sr. Notes, 10.50%, 2/15/07 ...............  1,000,000      1,030
Union Bank Switzerland, Sub. Notes, 7.25%, 7/15/06 .......  1,000,000      1,050
United Artists Theatre Circuit, PTC, 9.30%, 7/1/15 .......  1,071,540      1,082
United Defense, Sr. Sub. Notes, (144a), 8.75%, 11/15/07 ..    250,000        251
US Can, Sr. Gtd. Notes, 10.125%, 10/15/06 ................    475,000        502
UtiliCorp United, Sr. Notes, 6.875%, 10/1/04 .............  3,000,000      3,042
Vencor, Sr. Sub Notes, 8.625%, 7/15/07 ...................  1,000,000        997
Venture Holdings Trust, Sr. Notes, 9.50%, 7/1/05 .........    750,000        761
Vesta Insurance Group, Deb. Notes, 8.75%, 7/15/25 ........  1,000,000      1,174
Viasystems, Sr. Sub. Notes, (144a), 9.75%, 6/1/07 ........  1,000,000      1,032
Wal-Mart Stores, 6.75%, 5/15/02 ..........................  1,000,000      1,024
Westamerica Bank, Sub. Notes,(144a), 6.99%, 9/30/03 ...... $1,500,000   $  1,519
Willamette Industries, MTN, 7.85%, 7/1/26 ................  1,000,000      1,121
Windy Hill Pet Food, Sr. Sub. Notes, 9.75%, 5/15/07 ......  1,000,000      1,040
Total Corporate Bonds (Cost $  224,149) ..................               231,571

U.S. Government Mortgage-
Backed Securities  6.8%
Federal Home Loan Mortgage Assn ..........................
                8.00%, 3/1/17 ............................     19,506         21
                10.00%, 10/1/10 ..........................     77,816         83
                10.50%, 9/1/15 ...........................     16,078         18
Federal National Mortgage Assn ...........................
                6.00%, 10/25/08 ..........................  3,835,000      3,743
                6.50%, 7/25/08 - 5/1/11 ..................  1,393,487      1,383
                7.00%, 4/1/26 ............................     91,528         92
Government National Mortgage Assn ........................
        I
                6.00%, 1/15 - 5/15/24 ....................  2,565,192      2,497
                6.50%, 9/15/23 - 3/15/26 .................  7,950,229      7,900
                7.00%, 10/15/22 - 11/15/26 ............... 11,044,481     11,173
                7.50%, 9/15/22 - 5/15/26 ................. 13,735,466     14,133
                8.00%, 6/15/17 - 11/15/25 ................ 12,205,679     12,792
                8.50%, 3/15/05 - 2/15/25 .................  8,354,288      8,879
                9.00%, 5/15/16 - 6/15/25 .................  1,737,855      1,884
                9.50%, 8/15/09 - 9/15/21 .................  1,659,007      1,806
                10.00%, 11/15/09 - 5/15/13 ...............     36,179         40
                10.50%, 5/15/15 ..........................     11,788         13

        GPM, I
                10.75%, 1/15/16 - 12/15/17 ...............    145,782        162
                11.00%, 3/15/10 - 1/15/20 ................    863,756        982
                11.50%, 3/15/10 - 3/15/16 ................  1,573,042      1,809
        ARM, I
                7.00%, 8/20/23 ...........................    201,259        206
        II
                8.50%, 6/20/25 - 6/20/26 .................  7,463,819      7,837
                9.00%, 7/20/16 - 6/20/20 .................    876,710        946
                9.50%, 8/20/22 ...........................    224,823        242
                10.00%, 10/20/16 - 1/20/22 ...............    146,945        162
        Project Loan
                8.50%, 1/15/27 ...........................    295,219        310
                8.875%, 2/15/30 ..........................    678,604        706
                8.95%, 5/15/35 ...........................  2,295,617      2,388
U. S. Department of Veteran Affairs, VR
                9.54%, 3/15/25 ...........................    881,967        982
Total U.S. Government Mortgage-Backed
Securities (Cost $    81,124) ............................                83,189

U.S. Government Obligations/
Agencies  14.9%
Federal Home Loan Banks, 6.34%, 10/19/05 .................  4,875,000      4,963
Federal Home Loan Mortgage Assn ..........................
                 6.00%, 6/15/05 ..........................    700,000        698
Federal National Mortgage Assn ...........................
                5.80%, 12/10/03 .......................... 13,000,000     12,896
                6.25%, 8/12/03 ...........................  3,000,000      2,964
                6.47%, 9/25/12 ...........................  3,000,000      3,093
        REMIC
                7.50%, 10/25/19 ..........................  1,000,000      1,014
                8.45%, 7/12/99 ...........................  4,000,000      4,137
Federal National Mortgage Assn., MTN
                6.36%, 8/16/00 ...........................    270,000        274
Tennessee Valley Authority
                8.25%, 9/15/34 ...........................    435,000        445
U.S. Treasury Bonds
                6.00%, 2/15/26 ...........................  7,365,000      7,356
                6.50%, 11/15/26 ..........................  6,000,000      6,405
                6.75%, 8/15/26 ........................... 12,000,000     13,211
                7.125%, 2/15/23 .......................... 12,500,000     14,270
                7.25%, 5/15/16 ...........................  4,000,000      4,556
                8.125%, 8/15/19 - 8/15/21 ................  3,650,000      4,601
                8.75%, 5/15/20 ...........................  1,000,000      1,332
                11.25%, 2/15/15 ..........................    500,000        784
                11.625%, 11/15/04 ........................     20,000         27
                11.75%, 2/15/01 ..........................    200,000        234
                13.125%, 5/15/01 .........................    200,000        245
                13.875%, 5/15/11 .........................    190,000        289

U.S. Treasury Notes
                5.25%, 1/31/01 ...........................$ 5,000,000    $ 4,939
                6.00%, 8/15/99 ........................... 11,300,000     11,355
                6.125%, 9/30/00 ..........................    790,000        798
                6.25%, 2/15/03 - 2/15/07 ................. 18,500,000     19,076
                6.50%, 4/30/99 ........................... 12,000,000     12,129
                7.00%, 4/15/99 ...........................  3,200,000      3,253
                7.50%, 11/15/01 - 2/15/05 ................  2,485,000      2,680
                7.75%, 1/31/00 - 2/15/01 ................. 16,800,000     17,515
                7.875%, 11/15/04 .........................    150,000        168
                8.00%, 5/15/01 ........................... 12,000,000     12,819
                8.75%, 8/15/00 ........................... 12,000,000     12,878
Total U.S. Government Obligations/Agencies (Cost $174,498)               181,404

Short-Term Investments  0.7%
Money Market Funds  0.7%
Reserve Investment Fund, 5.84% # .........................  8,866,218      8,866

Total Short-Term Investments (Cost $8,866) ...............                 8,866

Total Investments in Securities
102.5% of Net Assets (Cost $939,018) .....................           $ 1,249,763

Other Assets Less Liabilities ............................              (30,539)

NET ASSETS ...............................................           $ 1,219,224

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                                 $         1
Accumulated net realized gain/loss -
net of distributions                                                       1,156
Net unrealized gain (loss)                                               310,740
Paid-in-capital applicable to 73,720,130
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                             907,327

NET ASSETS ...............................................           $ 1,219,224

NET ASSET VALUE PER SHARE ................................           $     16.54

*      Non-income producing
#      Seven-day yield
ADR    American Depository Receipt
ARM    Adjustable rate mortgage
GPM    Graduated payment mortgage
MTN    Medium term note
PTC    Pass-through Certificate
REIT   Real Estate Investment Trust
REMIC  Real Estate Mortgage Investment Conduit
STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
VR     Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to
       2.7 % of net assets.
AUD    Australian dollar
BEF    Belgian franc
CHF    Swiss franc
DEM    German deutschemark
DKK    Danish krone
FIM    Finnish mark
FRF    French franc
GBP    British sterling
HKD    Hong Kong dollar
ITL    Italian lira
JPY    Japanese yen
MXN    Mexican peso
MYR    Malaysian ringgit
NLG    Dutch guilder
NOK    Norwegian krone
NZD    New Zealand dollar
SEK    Swedish krona
SGD    Singapore dollar
ZAR    South African rand
L      Local registered shares

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/97
Investment Income
Income
        Interest .............................................        $  34,152
        Dividend .............................................           12,097
        Other ................................................              381
        Total income .........................................           46,630
Expenses
        Investment management ................................            5,317
        Shareholder servicing ................................            3,217
        Custody and accounting ...............................              234
        Registration .........................................              131
        Prospectus and shareholder reports ...................              108
        Legal and audit ......................................               16
        Directors ............................................               11
        Miscellaneous ........................................               20
        Total expenses .......................................            9,054
Net investment income ........................................           37,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ...........................................            9,086
        Foreign currency transactions ........................              (59)
        Net realized gain (loss) .............................            9,027
Change in net unrealized gain or loss
        Securities ...........................................          145,480
        Other assets and liabilities
        denominated in foreign currencies ....................               (2)
        Change in net unrealized gain or loss ................          145,478
Net realized and unrealized gain (loss) ......................          154,505
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $ 192,081

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                                                                        Year
                                                                                                       Ended
                                                                                                    12/31/97               12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income ......................................................             $    37,576              $  28,942
        Net realized gain (loss) ...................................................                   9,027                  7,050
        Change in net unrealized gain or loss ......................................                 145,478                 71,743
        Increase (decrease) in net assets from operations ..........................                 192,081                107,735
Distributions to shareholders
        Net investment income ......................................................                 (38,055)               (28,540)
        Net realized gain ..........................................................                  (8,859)                (7,546)
        Decrease in net assets from distributions ..................................                 (46,914)               (36,086)
Capital share transactions *
        Shares sold ................................................................                 425,797                351,508
        Distributions reinvested ...................................................                  44,064                 33,200
        Shares redeemed ............................................................                (271,777)              (188,611)
        Increase (decrease) in net assets from capital
        share transactions .........................................................                 198,084                196,097
Net equalization ...................................................................                      --                    139
Net Assets
Increase (decrease) during period ..................................................                 343,251                267,885
Beginning of period ................................................................                 875,973                608,088
End of period ......................................................................             $ 1,219,224              $ 875,973
*Share information
        Shares sold ................................................................                  27,623                 25,935
        Distributions reinvested ...................................................                   2,767                  2,382
        Shares redeemed ............................................................                 (17,176)               (13,802)
        Increase (decrease) in shares outstanding ..................................                  13,214                 14,515

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At December 31, 1997, the value of securities on loan was $164,385,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $264,246,000 and $85,911,000, respectively, for the year ended December 31, 1997. Purchases and sales of U.S. government securities aggregated $130,720,000 and $81,387,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $939,018,000, and net unrealized gain aggregated $310,745,000, of which $331,856,000 related to appreciated investments and $21,111,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $499,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,927,000 for the year ended December 31, 1997, of which $249,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $268,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $10,249,000 with certain affiliates of the manager and paid commissions of $34,000 related thereto.


================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

* $8,859,000 from long-term capital gains; of which $7,037,000 was subject to the 20% rate gains category.

For corporate shareholders, 22% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Balanced Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
DIRECTORS OF T. ROWE PRICE
BALANCED FUND, INC.

     We have audited the accompanying statement of net assets of T. Rowe Price Balance Fund, Inc., as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
================================================================================

DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE AND COMPUTER SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT SERVICE Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

** Discount applies to our current commission schedule; subject to our $35 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Balanced Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F68-050  12/31/97